UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2015
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-52004	48-0561319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Security Benefit Pl. Suite 100 Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 14, 2015, the Federal Home Loan Bank of Topeka (FHLBank) appointed William W. Osborn, Senior Vice President and Chief Financial Officer (CFO), as FHLBank’s Principal Financial Officer (PFO) under the rules of the Securities and Exchange Commission (SEC), effective on that same date. Denise L. Cauthon, Senior Vice President and Chief Accounting Officer, who served as FHLBank’s PFO until July 14, 2015, will continue to serve as FHLBank’s Principal Accounting Officer. Ms. Cauthon will report to Mr. Osborn.
Mr. Osborn has served as Senior Vice President and CFO since June 2010. Mr. Osborn joined FHLBank in May 2006 as Director of Product, Profitability and Pricing. He was promoted to Director of Banking Strategies in January 2008, to First Vice President in April 2008, and to Senior Vice President in April 2009.
FHLBank has not engaged in any transactions with Mr. Osborn or any members of his immediate family that require disclosure under applicable rules and regulations. There are no family relationships between Mr. Osborn and any of FHLBank’s directors or executive officers, and there are no arrangements or understandings between Mr. Osborn and any other person pursuant to which he was or is selected as an officer of FHLBank.
Mr. Osborn’s annual base salary is $284,000, effective as of July 1, 2015. As part of Mr. Osborn’s appointment as PFO, FHLBank amended the 2012, 2013, 2014 and 2015 Executive Incentive Compensation Plan (EICP) Targets documents to replace Ms. Cauthon with Mr. Osborn. The Board of Directors (Board) of FHLBank approved the revised EICP Targets replacing Ms. Cauthon with Mr. Osborn on June 19, 2015, subject to non-objection from the Federal Housing Finance Agency, which was received July 14, 2015. The incentive compensation opportunities made available to Mr. Osborn pursuant to the EICP are identical to those previously made available to Mr. Osborn pursuant to a similar plan for certain other officers of FHLBank who are not Named Executive Officers. Copies of the revised EICP Targets Documents are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference. A description of the EICP and other compensation and benefits provided or made available to FHLBank’s Named Executive Officers, including Mr. Osborn, may be found in Item 11 - Executive Compensation of FHLBank’s Annual Report on Form 10-K filed with the SEC on March 13, 2015.
Item 9.01 Financial Statements and Exhibits
Exhibits
10.1 2012 Executive Incentive Compensation Plan Targets, revised June 19, 2015.
10.2 2013 Executive Incentive Compensation Plan Targets, revised June 19, 2015.
10.3 2014 Executive Incentive Compensation Plan Targets, revised June 19, 2015.
10.4 2015 Executive Incentive Compensation Plan Targets, revised June 19, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

July 20, 2015	/s/ Patrick C. Doran
Date	Patrick C. Doran
SVP, General Counsel

Exhibit Index

Exhibit No.	Description
10.1	2012 Executive Incentive Compensation Plan Targets, revised June 19, 2015.
10.2	2013 Executive Incentive Compensation Plan Targets, revised June 19, 2015.
10.3	2014 Executive Incentive Compensation Plan Targets, revised June 19, 2015.
10.4	2015 Executive Incentive Compensation Plan Targets, revised June 19, 2015.